                    AMENDMENT NO. 5 TO DISTRIBUTION AGREEMENT

         THIS AMENDMENT NO. 5 TO DISTRIBUTION AGREEMENT is made as of the 19th of November, 1999, by and between each of the open end management investment companies listed on Schedule A, attached hereto, as of the dates noted on such
Schedule A, together with all other open end management investment companies subsequently established and made subject to this Agreement in accordance with
Section 16 (the "Issuers") and Funds Distributor, Inc. ("Distributor").
Capitalized terms not otherwise defined herein shall have the meaning ascribed to them in the Distribution Agreement.

                                    RECITALS

         WHEREAS, the Issuers and Distributor are parties to a certain
Distribution Agreement dated January 15, 1998, amended June 1, 1998, December 1,
1998, January 29, 1999 and July 30, 1999 (the "Distribution Agreement"); and

         WHEREAS, American Century Mutual Funds, Inc. has added two series,
Veedot Fund and Veedot Large-Cap Fund; and

         WHEREAS, the parties desire to amend the Distribution Agreement to add the new series and multiple classes.

                  NOW, THEREFORE, in consideration of the mutual promises set forth herein, the parties hereto agree as follows:

         1. The new series are hereby added as parties to the Distribution
Agreement.

         2. Schedules A, B, C, D and E to Distribution Agreement are hereby amended by deleting the text thereof in their entirety and inserting in lieu therefor the Schedules A, B, C, D and E attached hereto.

         3. After the date hereof, all references to the Distribution Agreement shall be deemed to mean the Distribution Agreement, as amended by Amendment No.
1, Amendment 2, Amendment No. 3, Amendment No. 4 and this Amendment No. 5.

         4. In the event of a conflict between the terms of this Amendment No.
5, Amendment No. 4, Amendment No. 3, Amendment No. 2, Amendment No. 1 and the
Distribution Agreement, it is the intention of the parties that the terms of this Amendment No. 5 shall control and the Distribution Agreement shall be interpreted on that basis. To the extent the provisions of the Distribution
Agreement, Amendment No. 1, Amendment No. 2, Amendment No. 3 and Amendment No. 4
have not been amended by this Amendment No. 5, the parties hereby confirm and ratify the Distribution Agreement.

         5. This Amendment No. 5 may be executed in two or more counterparts, each of which shall be an original and all of which together shall constitute one instrument.

         IN WITNESS WHEREOF, the undersigned have executed this Amendment No. 5 as of the date first above written.

                       FUNDS DISTRIBUTOR, INC.

                       By: /s/ Marie E. Connolly
                       Name:   Marie E. Connolly
                       Title:  President and CEO

                       AMERICAN CENTURY CALIFORNIA TAX-FREE AND MUNICIPAL FUNDS
                       AMERICAN CENTURY CAPITAL PORTFOLIOS, INC.
                       AMERICAN CENTURY GOVERNMENT INCOME TRUST
                       AMERICAN CENTURY INTERNATIONAL BOND FUNDS
                       AMERICAN CENTURY INVESTMENT TRUST
                       AMERICAN CENTURY MUNICIPAL TRUST
                       AMERICAN CENTURY MUTUAL FUNDS, INC.
                       AMERICAN CENTURY PREMIUM RESERVES, INC.
                       AMERICAN CENTURY QUANTITATIVE EQUITY FUNDS
                       AMERICAN CENTURY STRATEGIC ASSET ALLOCATIONS, INC.
                       AMERICAN CENTURY TARGET MATURITIES TRUST
                       AMERICAN CENTURY VARIABLE PORTFOLIOS, INC.
                       AMERICAN CENTURY WORLD MUTUAL FUNDS, INC.

                       By:  /s/ David C. Tucker
                              David C. Tucker
                              Vice President of each of the Issuers

                                   SCHEDULE A

           Companies and Funds Covered by this Distribution Agreement

Fund                                                                   Date of Agreement
----                                                                   -----------------
AMERICAN CENTURY CALIFORNIA TAX-FREE AND MUNICIPAL FUNDS
0        California Municipal Money Market Fund                        January 15, 1998
0        California High-Yield Municipal Fund                          January 15, 1998
0        California Tax-Free Money Market Fund                         January 15, 1998
0        California Limited Term Tax-Free Fund                         January 15, 1998
0        California Intermediate-Term Tax-Free Fund                    January 15, 1998
0        California Long-Term Tax-Free Fund                            January 15, 1998
0        California Insured Tax-Free Fund                              January 15, 1998

AMERICAN CENTURY CAPITAL PORTFOLIOS, INC.
0        Equity Income Fund                                            January 15, 1998
0        Real Estate Fund                                              January 15, 1998
0        Value Fund                                                    January 15, 1998
0        Small Cap Value Fund                                          July 30, 1998
0        Equity Index Fund                                             January 29, 1999
0        Large Cap Value Fund                                          July 30, 1999

AMERICAN CENTURY GOVERNMENT INCOME TRUST
0        Short-Term Treasury Fund                                      January 15, 1998
0        Intermediate-Term Treasury Fund                               January 15, 1998
0        Long-Term Treasury Fund                                       January 15, 1998
0        Government Agency Money Market Fund                           January 15, 1998
0        Short-Term Government Fund                                    January 15, 1998
0        GNMA Fund                                                     January 15, 1998
0        Inflation-Adjusted Treasury Fund                              January 15, 1998
0        Capital Preservation Fund                                     January 15, 1998

AMERICAN CENTURY INTERNATIONAL BOND FUNDS
0        International Bond Fund                                       January 15, 1998

AMERICAN CENTURY INVESTMENT TRUST
0        Prime Money Market Fund                                       January 15, 1998

AMERICAN CENTURY MUNICIPAL TRUST
0        Arizona Intermediate-Term Municipal Fund                      January 15, 1998
0        Florida Municipal Money Market Fund                           January 15, 1998
0        Florida Intermediate-Term Municipal Fund                      January 15, 1998
0        Tax-Free Money Market Fund                                    January 15, 1998
0        Intermediate-Term Tax-Free Fund                               January 15, 1998
0        Long-Term Tax-Free Fund                                       January 15, 1998
0        Limited-Term Tax-Free Fund                                    January 15, 1998
0        High-Yield Municipal Fund                                     March 31, 1998

AMERICAN CENTURY MUTUAL FUNDS, INC.
0        Balanced Fund                                                 January 15, 1998
0        Growth Fund                                                   January 15, 1998
0        Heritage Fund                                                 January 15, 1998
0        Intermediate-Term Bond Fund                                   January 15, 1998
0        Limited-Term Bond Fund                                        January 15, 1998
0        Bond Fund                                                     January 15, 1998
0        Select Fund                                                   January 15, 1998
0        Ultra Fund                                                    January 15, 1998
0        Vista Fund                                                    January 15, 1998
0        Giftrust Fund                                                 January 15, 1998
0        New Opportunities Fund                                        January 15, 1998
0        High-Yield Fund                                               January 15, 1998
0        Tax-Managed Value Fund                                        February 15, 1999
0        Veedot Fund                                                   November 19, 1999
0        Veedot Large-Cap Fund                                         November 19, 1999

AMERICAN CENTURY PREMIUM RESERVES, INC.
0        Premium Government Reserve Fund                               January 15, 1998
0        Premium Capital Reserve Fund                                  January 15, 1998
0        Premium Managed Bond Fund                                     January 15, 1998

AMERICAN CENTURY QUANTITATIVE EQUITY FUNDS
0        Equity Growth Fund                                            January 15, 1998
0        Income & Growth Fund                                          January 15, 1998
0        Global Gold Fund                                              January 15, 1998
0        Global Natural Resources Fund                                 January 15, 1998
0        Utilities Fund                                                January 15, 1998
0        Small Cap Quantitative Fund                                   July 30, 1998

AMERICAN CENTURY STRATEGIC ASSET ALLOCATIONS, INC.
0        Strategic Allocation: Aggressive Fund                         January 15, 1998
0        Strategic Allocation: Conservative Fund                       January 15, 1998
0        Strategic Allocation: Moderate     Fund                       January 15, 1998

AMERICAN CENTURY TARGET MATURITIES TRUST
0        Target 2000 Fund                                              January 15, 1998
0        Target 2005 Fund                                              January 15, 1998
0        Target 2010 Fund                                              January 15, 1998
0        Target 2015 Fund                                              January 15, 1998
0        Target 2020 Fund                                              January 15, 1998
0        Target 2025 Fund                                              January 15, 1998

AMERICAN CENTURY VARIABLE PORTFOLIOS, INC.
0        VP Advantage Fund                                             January 15, 1998
0        VP Balanced Fund                                              January 15, 1998
0        VP Capital Appreciation Fund                                  January 15, 1998
0        VP International Fund                                         January 15, 1998
0        VP Income & Growth Fund                                       January 15, 1998
0        VP Value Fund                                                 January 15, 1998

AMERICAN CENTURY WORLD MUTUAL FUNDS, INC.
0        Emerging Markets Fund                                         January 15, 1998
0        International Growth Fund                                     January 15, 1998
0        International Discovery Fund                                  January 15, 1998
0        Global Growth Fund                                            December 1, 1998

                                   SCHEDULE B

                              Investor Class Funds
Fund                                                                   Date of Agreement
----                                                                   -----------------

AMERICAN CENTURY CALIFORNIA TAX-FREE AND MUNICIPAL FUNDS
0        California Municipal Money Market Fund                         January 15, 1998
0        California High-Yield Municipal Fund                           January 15, 1998
0        California Tax-Free Money Market Fund                          January 15, 1998
0        California Limited Term Tax-Free Fund                          January 15, 1998
0        California Intermediate-Term Tax-Free Fund                     January 15, 1998
0        California Long-Term Tax-Free Fund                             January 15, 1998
0        California Insured Tax-Free Fund                               January 15, 1998

AMERICAN CENTURY CAPITAL PORTFOLIOS, INC.
0        Equity Income Fund1                                            January 15, 1998
0        Real Estate Fund1                                              January 15, 1998
0        Value Fund1                                                    January 15, 1998
0        Small Cap Value Fund1                                          July 30, 1998
0        Equity Index Fund1                                             January 29, 1999
0        Large Cap Value Fund1                                          July 30, 1999

AMERICAN CENTURY GOVERNMENT INCOME TRUST
0        Short-Term Treasury Fund1                                      January 15, 1998
0        Intermediate-Term Treasury Fund1                               January 15, 1998
0        Long-Term Treasury Fund1                                       January 15, 1998
0        Government Agency Money Market Fund1                           January 15, 1998
0        Short-Term Government Fund1                                    January 15, 1998
0        GNMA Fund1                                                     January 15, 1998
0        Inflation-Adjusted Treasury Fund1                              January 15, 1998
0        Capital Preservation Fund                                      January 15, 1998

AMERICAN CENTURY INTERNATIONAL BOND FUNDS
0        International Bond Fund1                                       January 15, 1998

AMERICAN CENTURY INVESTMENT TRUST
0        Prime Money Market Fund1                                       June 1, 1998

AMERICAN CENTURY MUNICIPAL TRUST
0        Arizona Intermediate-Term Municipal Fund                       January 15, 1998
0        Florida Municipal Money Market Fund                            January 15, 1998
0        Florida Intermediate-Term Municipal Fund                       January 15, 1998
0        Tax-Free Money Market Fund                                     January 15, 1998
0        Intermediate-Term Tax-Free Fund                                January 15, 1998
0        Long-Term Tax-Free Fund                                        January 15, 1998
0        Limited-Term Tax-Free Fund                                     January 15, 1998
0        High-Yield Municipal Fund                                      March 31, 1998

AMERICAN CENTURY MUTUAL FUNDS, INC.
0        Balanced Fund1                                                 January 15, 1998
0        Growth Fund1                                                   January 15, 1998
0        Heritage Fund1                                                 January 15, 1998
0        Intermediate-Term Bond Fund1                                   January 15, 1998
0        Limited-Term Bond Fund1                                        January 15, 1998
0        Bond Fund1                                                     January 15, 1998
0        Select Fund1                                                   January 15, 1998
0        Ultra Fund1                                                    January 15, 1998
0        Vista Fund1                                                    January 15, 1998
0        Giftrust                                                       January 15, 1998
0        New Opportunities Fund                                         January 15, 1998
0        High-Yield Fund                                                January 15, 1998
0        Tax-Managed Value Fund                                         February 15, 1999
0        Veedot Fund                                                    November  19, 1999
0        Veedot Large-Cap Fund                                          November  19, 1999

AMERICAN CENTURY PREMIUM RESERVES, INC.
0        Premium Government Reserve Fund                                January 15, 1998
0        Premium Capital Reserve Fund                                   January 15, 1998
0        Premium Bond Fund                                              January 15, 1998

AMERICAN CENTURY QUANTITATIVE EQUITY FUNDS
0        Equity Growth Fund1                                            January 15, 1998
0        Income & Growth Fund1                                          January 15, 1998
0        Global Gold Fund1                                              January 15, 1998
0        Global Natural Resources Fund1                                 January 15, 1998
0        Utilities Fund1                                                January 15, 1998
0        Small Cap Quantitative Fund1                                   July 30, 1998

AMERICAN CENTURY STRATEGIC ASSET ALLOCATIONS, INC.
0        Strategic Allocation: Aggressive1                              January 15, 1998
0        Strategic Allocation: Conservative1                            January 15, 1998
0        Strategic Allocation: Moderate1                                January 15, 1998

AMERICAN CENTURY TARGET MATURITIES TRUST
0        Target 2000 Fund1                                              January 15, 1998
0        Target 2005 Fund1                                              January 15, 1998
0        Target 2010 Fund1                                              January 15, 1998
0        Target 2015 Fund1                                              January 15, 1998
0        Target 2020 Fund1                                              January 15, 1998
0        Target 2025 Fund1                                              January 15, 1998

AMERICAN CENTURY VARIABLE PORTFOLIOS, INC.
0        VP Advantage Fund                                              January 15, 1998
0        VP Balanced Fund                                               January 15, 1998
0        VP Capital Appreciation Fund                                   January 15, 1998
0        VP International Fund                                          January 15, 1998
0        VP Income & Growth Fund                                        January 15, 1998
0        VP Value Fund                                                  January 15, 1998

AMERICAN CENTURY WORLD MUTUAL FUNDS, INC.
0        Emerging Markets Fund1                                         January 15, 1998
0        International Growth Fund1                                     January 15, 1998
0        International Discovery Fund1                                  January 15, 1998
0        Global Growth Fund1                                            December 1, 1998

--------
1 Multiple Classes of Shares

                                   SCHEDULE C

                            Institutional Class Funds

Fund                                                                   Date of Agreement
----                                                                   -----------------

AMERICAN CENTURY CAPITAL PORTFOLIOS, INC.
0        Equity Income Fund                                            January 15, 1998
0        Real Estate Fund                                              January 15, 1998
0        Value Fund                                                    January 15, 1998
0        Small Cap Value Fund                                          July 30, 1998
0        Equity Index Fund                                             January 29, 1999
0        Large Cap Value Fund                                          July 30, 1999

AMERICAN CENTURY MUTUAL FUNDS, INC.
0        Balanced Fund                                                 January 15, 1998
0        Growth Fund                                                   January 15, 1998
0        Heritage Fund                                                 January 15, 1998
0        Select Fund                                                   January 15, 1998
0        Ultra Fund                                                    January 15, 1998
0        Vista Fund                                                    January 15, 1998
0        Tax-Managed Value Fund                                        February 15, 1999
0        Veedot Fund                                                   November 19, 1999
0        Veedot Large-Cap Fund                                         November 19, 1999

AMERICAN CENTURY QUANTITATIVE EQUITY FUNDS
0        Equity Growth Fund                                            January 15, 1998
0        Income & Growth Fund                                          January 15, 1998
0        Small Cap Quantitative Fund                                   July 30, 1998

AMERICAN CENTURY WORLD MUTUAL FUNDS, INC.
0        Emerging Markets Fund                                         January 15, 1998
0        International Growth Fund                                     January 15, 1998
0        International Discovery Fund                                  January 15, 1998
0        Global Growth Fund                                            December 1, 1998

                                   SCHEDULE D

                               Service Class Funds
Fund                                                                   Date of Agreement
----                                                                   -----------------

AMERICAN CENTURY CAPITAL PORTFOLIOS, INC.
0        Equity Income Fund                                            January 15, 1998
0        Real Estate Fund                                              January 15, 1998
0        Value Fund                                                    January 15, 1998

AMERICAN CENTURY MUTUAL FUNDS, INC.
0        Balanced Fund                                                 January 15, 1998
0        Growth Fund                                                   January 15, 1998
0        Heritage Fund                                                 January 15, 1998
0        Intermediate-Term Bond Fund                                   January 15, 1998
0        Limited-Term Bond Fund                                        January 15, 1998
0        Bond Fund                                                     January 15, 1998
0        Select Fund                                                   January 15, 1998
0        Ultra Fund                                                    January 15, 1998
0        Vista Fund                                                    January 15, 1998

AMERICAN CENTURY STRATEGIC ASSET ALLOCATIONS, INC.
0        Strategic Allocation: Aggressive                              January 15, 1998
0        Strategic Allocation: Conservative                            January 15, 1998
0        Strategic Allocation: Moderate                                January 15, 1998

AMERICAN CENTURY WORLD MUTUAL FUNDS, INC.
0        Emerging Markets Fund                                         January 15, 1998
0        International Growth Fund                                     January 15, 1998
0        International Discovery Fund                                  January 15, 1998

                                   SCHEDULE E

                               Advisor Class Funds

Fund                                                                   Date of Agreement
----                                                                   -----------------

AMERICAN CENTURY CAPITAL PORTFOLIOS, INC.
0        Equity Income Fund                                            January 15, 1998
0        Value Fund                                                    January 15, 1998
0        Real Estate Fund                                              January 15, 1998
0        Small Cap Value Fund                                          July 30, 1998
0        Large Cap Value Fund                                          July 30, 1999

AMERICAN CENTURY GOVERNMENT INCOME TRUST
0        Short-Term Treasury Fund                                      January 15, 1998
0        Intermediate-Term Treasury Fund                               January 15, 1998
0        Long-Term Treasury Fund                                       January 15, 1998
0        Government Agency Money Market Fund                           January 15, 1998
0        Short-Term Government Fund                                    January 15, 1998
0        GNMA Fund                                                     January 15, 1998
0        Inflation-Adjusted Treasury Fund                              January 15, 1998

AMERICAN CENTURY INTERNATIONAL BOND FUNDS
0        International Bond Fund                                       January 15, 1998

AMERICAN CENTURY MUTUAL FUNDS, INC.
0        Balanced Fund                                                 January 15, 1998
0        Growth Fund                                                   January 15, 1998
0        Heritage Fund                                                 January 15, 1998
0        Intermediate-Term Bond Fund                                   January 15, 1998
0        Limited-Term Bond Fund                                        January 15, 1998
0        Bond Fund                                                     January 15, 1998
0        Select Fund                                                   January 15, 1998
0        Ultra Fund                                                    January 15, 1998
0        Vista Fund                                                    January 15, 1998
0        High-Yield Fund                                               January 15, 1998
0        Tax-Managed Value Fund                                        February 15, 1999
0        Veedot Fund                                                   November 19, 1999
0        Veedot Large-Cap Fund                                         November 19, 1999

AMERICAN CENTURY QUANTITATIVE EQUITY FUNDS
0        Equity Growth Fund                                            January 15, 1998
0        Income & Growth Fund                                          January 15, 1998
0        Global Gold Fund                                              January 15, 1998
0        Global Natural Resources Fund                                 January 15, 1998
0        Utilities Fund                                                January 15, 1998
0        Small Cap Quantitative Fund                                   July 30, 1998

AMERICAN CENTURY STRATEGIC ASSET ALLOCATIONS, INC.
0        Strategic Allocation: Aggressive                              January 15, 1998
0        Strategic Allocation: Conservative                            January 15, 1998
0        Strategic Allocation: Moderate                                January 15, 1998

AMERICAN CENTURY TARGET MATURITIES TRUST
0        Target 2000 Fund                                              January 15, 1998
0        Target 2005 Fund                                              January 15, 1998
0        Target 2010 Fund                                              January 15, 1998
0        Target 2015 Fund                                              January 15, 1998
0        Target 2020 Fund                                              January 15, 1998
0        Target 2025 Fund                                              January 15, 1998

AMERICAN CENTURY WORLD MUTUAL FUNDS, INC.
0        Emerging Markets Fund                                         January 15, 1998
0        International Growth Fund                                     January 15, 1998
0        International Discovery Fund                                  January 15, 1998
0        Global Growth Fund                                            December 1, 1998

AMERICAN CENTURY INVESTMENT TRUST
0        Prime Money Market Fund                                       June 1, 1998